Exhibit 99.3

SECOND AMENDMENT TO FIRST AMENDED

AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of September 30, 2005, is entered into among MODUSLINK CORPORATION, a Delaware corporation (“ModusLink”), SALESLINK LLC, a Delaware limited liability company (“SalesLink”), SALESLINK MEXICO HOLDING CORP., a Delaware corporation (“SalesLink Mexico”), the lenders party hereto (herein collectively called the “Lenders” and each individually called a “Lender”) and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent for the Lenders. ModusLink, SalesLink and SalesLink Mexico are herein collectively called the “Borrowers” and each individually called a “Borrower.”

W I T N E S S E T H:

WHEREAS, the Borrowers and the Lenders are parties to that certain First Amended and Restated Loan and Security Agreement dated as of December 31, 2004 as amended by that certain Consent and First Amendment to First Amended and Restated Loan and Security Agreement dated as of June 30, 2005 by and among Borrowers and the Lenders. The First Amended and Restated Loan and Security Agreement, as previously amended, is referred to herein as the “Existing Loan Agreement” and as the Existing Loan Agreement is amended and modified by this Amendment, the “Amended Loan Agreement”;

WHEREAS, Borrowers have requested that the Lenders modify the Existing Loan Agreement in certain respects; and

WHEREAS, the Lenders are willing to modify the Existing Loan Agreement in certain respects subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, it is agreed that:

SECTION 1

DEFINED TERMS

Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Existing Loan Agreement.

SECTION 2

AMENDMENT TO EXISTING LOAN AGREEMENT

Amendment to Definition of Revolving Credit Termination Date. The definition of “Revolving Credit Termination Date” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the reference to the date “September 30, 2005” therein and substituting the date “October 31, 2005” therefor.

SECTION 3

REPRESENTATIONS AND WARRANTIES

Each Borrower hereby jointly and severally represents and warrants to Lenders that:

3.1 Due Authorization, etc. The execution and delivery of this Amendment and the performance of such Borrower’s obligations under the Amended Loan Agreement are duly authorized by all necessary corporate or company action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of or constitute any default under any provision of its certificate of incorporation or organization, as applicable, or by-laws or limited liability company agreement, as applicable, or that of any of its Subsidiaries or any material agreement or other document binding upon or applicable to it or any of its Subsidiaries (or any of their respective properties) or any material law or governmental regulation or court decree or order applicable to it or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of its properties or the properties of any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to it or any of its Subsidiaries.

3.2 Validity. This Amendment has been duly executed and delivered by such Borrower and, together with the Amended Loan Agreement, are the legal, valid and binding obligations of such Borrower to the extent such Borrower is a party thereto, enforceable against such Borrower in accordance with their respective terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally.

3.3 Representations and Warranties. The representations and warranties contained in Section 6 of the Existing Loan Agreement are true and correct on the date of this Amendment, except to the extent that such representations and warranties (a) solely relate to an earlier date or (b) have been changed by circumstances permitted by the Amended Loan Agreement.

SECTION 4

CONDITIONS PRECEDENT

The amendment set forth in Section 2 of this Amendment shall become effective upon satisfaction of all of the following conditions precedent:

4.1 Receipt of Documents. Agent shall have received all of the following, each in form and substance satisfactory to Agent:

(a) Amendment. A counterpart original of this Amendment duly executed by Borrowers.

(b) Secretary’s Certificate. A certificate of the secretary of each Borrower dated the date of the execution of this Amendment substantially in the form of Exhibit A to this Amendment.

(c) Officer’s Certificate. A certificate of the chief financial officer or treasurer of each Borrower dated the date of the execution of this Amendment, substantially in the form of Exhibit B to this Amendment.

(d) Reaffirmation of Guaranty. A Reaffirmation of First Amended and Restated Parent Guaranty of even date herewith duly executed by CMGI, Inc., a Delaware corporation, in the form of Exhibit C to this Amendment.

(e) Other. Such other documents as Agent may reasonably request.

4.2 Other Conditions. No Event of Default or Default shall have occurred and be continuing.

SECTION 5

MISCELLANEOUS

5.1 Warranties and Absence of Defaults. In order to induce Lenders to enter into this Amendment, each Borrower jointly and severally hereby warrants to Lenders, as of the date of the actual execution of this Amendment, that (a) no Event of Default or Default has occurred which is continuing as of such date and (b) the representations and warranties in Section 3 of this Amendment are true and correct.

5.2 Documents Remain in Effect. Except as amended and modified by this Amendment, the Existing Loan Agreement and the other documents executed pursuant to the Existing Loan Agreement remain in full force and effect and each Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Existing Loan Agreement and the other documents executed pursuant to the Existing Loan Agreement.

5.3 Reference to Loan Agreement. On and after the effective date of this Amendment, each reference in the Amended Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the “Loan Agreement” in any Note and in any Ancillary Agreement, or other agreements, documents or other instruments executed and delivered pursuant to the Amended Loan Agreement, shall mean and be a reference to the Amended Loan Agreement.

5.4 Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

5.5 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

5.6 Expenses. Borrowers agree to pay on demand all costs and expenses of Lenders (including reasonable fees, charges and disbursements of Lenders’ attorneys) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrowers agree to pay, and save Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Amended Loan Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5.6 shall survive any termination of this Amendment or the Amended Loan Agreement.

5.7 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

5.8 Successors. This Amendment shall be binding upon Borrowers, Lenders and their respective successors and assigns, and shall inure to the benefit of Borrowers, Lenders and the successors and assigns of Lenders.

[signature page attached]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWERS:

MODUSLINK CORPORATION a Delaware corporation		SALESLINK LLC a Delaware limited liability company

By:	/s/ Thomas Oberdorf	By:	/s/ Thomas Oberdorf
Name:	Thomas Oberdorf	Name:	Thomas Oberdorf
Title:	Chief Financial Officer and Treasurer	Title:	Chief Financial Officer

SALESLINK MEXICO HOLDING CORP. a Delaware corporation

By:	/s/ Thomas Oberdorf
Name:	Thomas Oberdorf
Title:	Treasurer

Reaffirmation of Guaranty

LENDERS:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent

By:	/s/ David Bacon
Name:	David Bacon
Title:	Vice President

CITIZENS BANK OF MASSACHUSETTS, as a Lender

By:	/s/ Amy LeBlanc Hackett
Name:	Amy LeBlanc Hackett
Title:	Vice President